SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 13, 2002

                       AMPAL-AMERICAN ISRAEL CORPORATION

             (Exact name of Registrant as Specified in its Charter)

                                    New York

                 (State or other Jurisdiction of Incorporation)


                 0-538                                   13-0435685
        (Commission File Number)               (IRS Employer Identification No.)

    660 Madison Avenue, New York, NY                       10021
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, Including Area Code    (212) 593-9864

          ____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report )

                     _____________________________________
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     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of Ampal-American Israel Corporation under the Securities Act of 1933.


Item 9.  Regulation FD Disclosure.

     On August 13, 2002, each of Jack Bigio, Chief Executive Officer, and Irit Eluz, Chief Financial Officer, of Ampal-American Israel Corporation, furnished to the Securities and Exchange Commission a certification pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of the certifications is included in this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number    Description

99.1 Certification of Jack Bigio pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Irit Eluz pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                AMPAL-AMERICAN ISRAEL CORPORATION
                                (Registrant)

                                By: /s/ Yoram Firon
                                       ------------------------
                                      Name:  Yoram Firon
                                      Title: Secretary and Vice President -
                                             Investments and Corporate Affairs

Date:  August 13, 2002

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Exhibit
Number          Description

99.1 Certification of Jack Bigio pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Irit Eluz pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002